April 24, 2026                                        Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2026

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2026. Park's board of directors declared a quarterly cash dividend of $1.10 per common share, payable on June 10, 2026, to common shareholders of record as of May 15, 2026.

On February 1, 2026, Park successfully completed its previously announced merger transaction with First Citizens Bancshares, Inc. (“First Citizens”) through an all-stock transaction. Park's results for the first quarter of 2026 reflected the impact of merger-related expenses as well as an expanded income and expense base resulting from the transaction.

“Our strategy to combine solid financial performance with intentional growth through partnerships in high‑opportunity markets is delivering positive results,” said Park CEO and President, Matthew R. Miller. “Our expansion into Tennessee positions us to deliver even greater value across our communities while continuing to provide the personalized, relationship-driven banking our customers expect. We’re energized by the opportunity to expand our impact while staying true to our community banking roots.”

Park’s net income for the first quarter of 2026 was $41.7 million, a 1.1 percent decrease from $42.2 million for the first quarter of 2025. The first quarter of 2026 included $15.5 million ($12.4 million after tax) in merger related expenses. First quarter 2026 net income per diluted common share was $2.39, compared to $2.60 for the first quarter of 2025.

Park’s total loans increased $1.62 billion, or 20.1 percent, during 2026. The increase to total loans included $1.58 billion in loans acquired through the First Citizens transaction. Park's total deposits increased $2.76 billion, or 33.4 percent, during 2026, with an increase of 31.8 percent including off balance sheet deposits. The increase in total deposits included $2.22 billion in deposits acquired through the First Citizens transaction. The combination of solid loan growth and steady deposits contributed to Park's success in 2026.

“Our performance is a direct result of the skill, dedication and empathy our colleagues bring to their work every day. Their commitment to serve customers and strengthen our communities defines our organization,” said Park Chairman, David L. Trautman. “We’re grateful to play a small role in the lives of those we serve.”

Headquartered in Newark, Ohio, Park National Corporation has $13.0 billion in total assets (as of March 31, 2026). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Park Investments, Inc., Park National Holdings, Inc., First Citizens Properties, Inc., First Citizens Risk Management, Inc., and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) risks related to the completed acquisition of First Citizens, including the possibility that anticipated benefits are not realized as expected, difficulties integrating the two companies, and potential adverse reactions to customer, business, or employee relationships; and (33) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025

	2026	2025	2025	Percent change 1Q '26 vs.
(in thousands, except common share and per common share data and ratios)	1st QTR	4th QTR	1st QTR	4Q '25	1Q '25
INCOME STATEMENT:
Net interest income	$125,780	$112,926	$104,377	11.4%	20.5%
Provision for credit losses	2,672	3,849	756	(30.6)%	253.4%
Other income	33,728	31,375	25,746	7.5%	31.0%
Other expense	105,159	87,777	78,164	19.8%	34.5%
Income before income taxes	$51,677	$52,675	$51,203	(1.9)%	0.9%
Income taxes	9,990	10,036	9,046	(0.5)%	10.4%
Net income	$41,687	$42,639	$42,157	(2.2)%	(1.1)%

MARKET DATA:
Earnings per common share - basic (a)	$2.40	$2.65	$2.61	(9.4)%	(8.0)%
Earnings per common share - diluted (a)	2.39	2.63	2.60	(9.1)%	(8.1)%
Quarterly cash dividend declared per common share	1.10	1.07	1.07	2.8%	2.8%
Special cash dividend declared per common share	—	1.25	—	N.M.	N.M.
Book value per common share at period end	93.93	84.14	79.00	11.6%	18.9%
Market price per common share at period end	163.45	152.18	151.40	7.4%	8.0%
Market capitalization at period end	2,957,806	2,446,790	2,451,370	20.9%	20.7%

Weighted average common shares - basic (b)	17,381,922	16,076,308	16,159,342	8.1%	7.6%
Weighted average common shares - diluted (b)	17,457,573	16,183,706	16,238,701	7.9%	7.5%
Common shares outstanding at period end	18,096,089	16,078,262	16,191,347	12.6%	11.8%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.43%	1.68%	1.70%	(14.9)%	(15.9)%
Return on average shareholders' equity (a)(b)	10.67%	12.61%	13.46%	(15.4)%	(20.7)%
Yield on loans	6.36%	6.34%	6.26%	0.3%	1.6%
Yield on investment securities	3.08%	2.84%	3.25%	8.5%	(5.2)%
Yield on money market instruments	3.95%	3.94%	4.46%	0.3%	(11.4)%
Yield on interest earning assets	5.90%	5.91%	5.85%	(0.2)%	0.9%
Cost of interest bearing deposits	1.62%	1.61%	1.76%	0.6%	(8.0)%
Cost of borrowings	2.08%	1.31%	3.94%	58.8%	(47.2)%
Cost of paying interest bearing liabilities	1.63%	1.61%	1.86%	1.2%	(12.4)%
Net interest margin (g)	4.80%	4.88%	4.62%	(1.6)%	3.9%
Efficiency ratio (g)	65.52%	60.54%	59.79%	8.2%	9.6%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$77.21	$74.06	$68.94	4.3%	12.0%
Average interest earning assets	10,708,496	9,230,035	9,210,385	16.0%	16.3%
Pre-tax, pre-provision net income (j)	54,349	56,524	51,959	(3.8)%	4.6%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025

				Percent change 1Q '26 vs.
(in thousands, except ratios)	March 31, 2026	December 31, 2025	March 31, 2025	4Q '25	1Q '25
BALANCE SHEET:
Investment securities	$1,366,955	$802,142	$1,042,163	70.4%	31.2%
Loans	9,667,260	8,051,242	7,883,735	20.1%	22.6%
Allowance for credit losses	108,590	92,973	88,130	16.8%	23.2%
Goodwill and other intangible assets	302,565	161,990	162,758	86.8%	85.9%
Other real estate owned (OREO)	24,458	729	119	N.M.	N.M.
Total assets	12,983,967	9,805,013	9,886,612	32.4%	31.3%
Total deposits	11,000,500	8,243,713	8,201,695	33.4%	34.1%
Borrowings	150,176	81,711	270,757	83.8%	(44.5)%
Total shareholders' equity	1,699,759	1,352,793	1,279,042	25.6%	32.9%
Total equity	1,701,814	1,352,793	1,279,042	25.8%	33.1%
Tangible equity (d)	1,397,194	1,190,803	1,116,284	17.3%	25.2%
Total nonperforming loans	83,147	69,253	63,148	20.1%	31.7%
Total nonperforming assets	107,605	69,982	63,267	53.8%	70.1%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	74.46%	82.11%	79.74%	(9.3)%	(6.6)%
Total nonperforming loans as a % of period end loans	0.86%	0.86%	0.80%	—%	7.5%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.11%	0.87%	0.80%	27.6%	38.8%
Allowance for credit losses as a % of period end loans	1.12%	1.15%	1.12%	(2.6)%	—%
Net loan charge-offs	$2,628	$2,634	$592	(0.2)%	N.M.
Annualized net loan charge-offs as a % of average loans (b)	0.12%	0.13%	0.03%	(7.7)%	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	13.09%	13.80%	12.94%	(5.1)%	1.2%
Tangible equity (d) / Tangible assets (f)	11.02%	12.35%	11.48%	(10.8)%	(4.0)%
Average shareholders' equity / Average assets (b)	13.39%	13.32%	12.64%	0.5%	5.9%
Average shareholders' equity / Average loans (b)	17.44%	16.77%	16.22%	4.0%	7.5%
Average loans / Average deposits (b)	90.91%	93.98%	93.56%	(3.3)%	(2.8)%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31
(in thousands, except share and per share data)	2026	2025

Interest income:
Interest and fees on loans	$142,042	$120,648
Interest on debt securities:
Taxable	5,844	7,130
Tax-exempt	2,226	1,269
Other interest income	4,665	3,153
Total interest income	154,777	132,200

Interest expense:
Interest on deposits:
Demand and savings deposits	20,849	18,436
Time deposits	7,532	6,770
Interest on borrowings	616	2,617
Total interest expense	28,997	27,823

Net interest income	125,780	104,377

Provision for credit losses	2,672	756

Net interest income after provision for credit losses	123,108	103,621

Other income	33,728	25,746

Other expense	105,159	78,164

Income before income taxes	51,677	51,203

Income taxes	9,990	9,046

Net income	$41,687	$42,157

Per common share:
Net income - basic	$2.40	$2.61
Net income - diluted	$2.39	$2.60

Weighted average common shares - basic	17,381,922	16,159,342
Weighted average common shares - diluted	17,457,573	16,238,701

Cash dividends declared:
Quarterly dividend	$1.10	$1.07

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2026	December 31, 2025

Assets

Cash and due from banks	$152,342	$137,239
Money market instruments	830,795	96,274
Investment securities	1,366,955	802,142
Loans	9,667,260	8,051,242
Allowance for credit losses	(108,590)	(92,973)
Loans, net	9,558,670	7,958,269
Bank premises and equipment, net	93,126	61,627
Goodwill and other intangible assets	302,565	161,990
Other real estate owned	24,458	729
Other assets	655,056	586,743
Total assets	$12,983,967	$9,805,013

Liabilities and Equity

Deposits:
Noninterest bearing	$3,058,631	$2,656,093
Interest bearing	7,941,869	5,587,620
Total deposits	11,000,500	8,243,713
Borrowings	150,176	81,711
Other liabilities	131,477	126,796
Total liabilities	$11,282,153	$8,452,220

Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2026 or December 31, 2025)	$—	$—
Common shares (No par value; 40,000,000 shares authorized at March 31, 2026 and December 31, 2025; 19,611,235 shares issued at March 31, 2026 and 17,623,104 at December 31, 2025)	782,575	465,032
Accumulated other comprehensive loss, net of taxes	(8,554)	(12,739)
Retained earnings	1,089,844	1,067,823
Treasury shares (1,515,146 shares at March 31, 2026 and 1,544,842 shares at December 31, 2025)	(164,106)	(167,323)
Total shareholders' equity	$1,699,759	$1,352,793
Non-controlling interest in consolidated subsidiary	2,055	—
Total equity	$1,701,814	$1,352,793
Total liabilities and equity	$12,983,967	$9,805,013

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2026	2025

Assets

Cash and due from banks	$240,473	$127,229
Money market instruments	478,664	287,016
Investment securities	1,154,360	1,069,620
Loans	9,089,684	7,833,234
Allowance for credit losses	(105,045)	(88,825)
Loans, net	8,984,639	7,744,409
Bank premises and equipment, net	81,598	68,992
Goodwill and other intangible assets	247,015	162,938
Other real estate owned	14,377	918
Other assets	639,866	584,485
Total assets	$11,840,992	$10,045,607

Liabilities and Equity

Deposits:
Noninterest bearing	$2,887,059	$2,578,838
Interest bearing	7,111,423	5,793,915
Total deposits	9,998,482	8,372,753
Borrowings	120,071	269,254
Other liabilities	136,008	133,341
Total liabilities	$10,254,561	$8,775,348

Equity:
Preferred shares	$—	$—
Common shares	676,544	464,046
Accumulated other comprehensive loss, net of taxes	(10,755)	(39,942)
Retained earnings	1,086,582	997,399
Treasury shares	(167,287)	(151,244)
Total shareholders' equity	$1,585,084	$1,270,259
Non-controlling interest in consolidated subsidiary	1,347	—
Total equity	$1,586,431	$1,270,259
Total liabilities and equity	$11,840,992	$10,045,607

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2026	2025	2025	2025	2025
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$142,042	$127,443	$126,648	$125,543	$120,648
Interest on debt securities:
Taxable	5,844	4,267	5,644	6,693	7,130
Tax-exempt	2,226	1,487	1,520	1,503	1,269
Other interest income	4,665	3,695	5,140	2,757	3,153
Total interest income	154,777	136,892	138,952	136,496	132,200

Interest expense:
Interest on deposits:
Demand and savings deposits	20,849	18,431	20,499	19,055	18,436
Time deposits	7,532	5,267	5,501	5,821	6,770
Interest on borrowings	616	268	1,935	2,629	2,617
Total interest expense	28,997	23,966	27,935	27,505	27,823

Net interest income	125,780	112,926	111,017	108,991	104,377

Provision for credit losses	2,672	3,849	4,030	2,853	756

Net interest income after provision for credit losses	123,108	109,077	106,987	106,138	103,621

Other income	33,728	31,375	30,574	32,186	25,746

Other expense	105,159	87,777	79,463	78,977	78,164

Income before income taxes	51,677	52,675	58,098	59,347	51,203

Income taxes	9,990	10,036	10,940	11,228	9,046

Net income	$41,687	$42,639	$47,158	$48,119	$42,157

Per common share:
Net income - basic	$2.40	$2.65	$2.93	$2.98	$2.61
Net income - diluted	$2.39	$2.63	$2.92	$2.97	$2.60

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2026	2025	2025	2025	2025
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$12,343	$11,839	$11,315	$11,622	$10,994
Service charges on deposit accounts	3,348	2,552	2,578	2,514	2,407
Other service income	3,686	4,099	3,716	3,731	2,936
Debit card fee income	6,973	6,493	6,604	6,607	6,089
Bank owned life insurance income	1,707	1,777	1,559	1,762	1,512
ATM fees	380	333	371	367	335
Gain (loss) on sale of debt securities, net	1,084	(2,250)	—	—	—
Gain (loss) on equity securities, net	799	3,595	(549)	2,480	(862)
Other components of net periodic benefit income	2,492	2,344	2,344	2,344	2,344
Miscellaneous	916	593	2,636	759	(9)
Total other income	$33,728	$31,375	$30,574	$32,186	$25,746

Other expense:
Salaries	$45,577	$39,315	$38,644	$38,560	$36,216
Employee benefits	11,692	10,846	9,892	9,108	10,516
Occupancy expense	4,572	3,349	3,242	3,269	3,519
Furniture and equipment expense	2,517	2,007	2,219	2,234	2,301
Data processing fees	13,141	12,188	11,531	11,021	10,529
Professional fees and services	16,828	9,275	7,475	7,395	7,307
Marketing	1,556	1,744	1,507	1,295	1,528
Insurance	2,074	1,534	1,468	1,667	1,686
Communication	1,425	1,137	1,239	941	1,202
State tax expense	1,367	1,181	1,182	1,350	1,186
Amortization of intangible assets	1,279	247	248	273	274
Foundation contributions	—	1,000	—	—	—
Miscellaneous	3,131	3,954	816	1,864	1,900
Total other expense	$105,159	$87,777	$79,463	$78,977	$78,164

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2026	2025	2024	2023	2022	2021

Allowance for credit losses:
Allowance for credit losses, beginning of period	$92,973	$87,966	$83,745	$85,379	$83,197	$85,675
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	—	383	—	6,090
First Citizens acquisition - Day 1 ACL	15,573	—	—	—	—	—
Charge-offs	4,440	16,624	18,334	10,863	9,133	5,093
Recoveries	1,812	10,143	8,012	5,942	6,758	8,441
Net charge-offs (recoveries)	2,628	6,481	10,322	4,921	2,375	(3,348)
Provision for (recovery of) credit losses	2,672	11,488	14,543	2,904	4,557	(11,916)
Allowance for credit losses, end of period	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197

General reserve trends:
Allowance for credit losses, end of period	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197
Specific reserves on individually evaluated loans - certain accruing purchased credit deteriorated ("PCD") loans	—	—	—	—	—	—
Specific reserves on individually evaluated loans - accrual	—	—	—	—	—	42
Specific reserves on individually evaluated loans - nonaccrual	3,041	739	1,299	4,983	3,566	1,574
General reserves on collectively evaluated loans	$105,549	$92,234	$86,667	$78,762	$81,813	$81,581

Total loans	$9,667,260	$8,051,242	$7,817,128	$7,476,221	$7,141,891	$6,871,122
Individually evaluated - certain accruing PCD loans (PCI loans for years 2020 and prior)	1,943	1,990	2,174	2,835	4,653	7,149
Individually evaluated loans - accrual (k)	14,792	18,365	15,290	—	11,477	17,517
Individually evaluated loans - nonaccrual	60,208	46,924	53,149	45,215	66,864	56,985
Collectively evaluated loans	$9,590,317	$7,983,963	$7,746,515	$7,428,171	$7,058,897	$6,789,471

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized)	0.12%	0.08%	0.14%	0.07%	0.03%	(0.05)%
Allowance for credit losses as a % of period end loans	1.12%	1.15%	1.13%	1.12%	1.20%	1.21%
General reserve as a % of collectively evaluated loans	1.10%	1.16%	1.12%	1.06%	1.16%	1.20%

Nonperforming assets:
Nonaccrual loans	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	N.A.	20,134	28,323
Loans past due 90 days or more	2,599	2,738	1,754	859	1,281	1,607
Total nonperforming loans	$83,147	$69,253	$69,932	$61,118	$101,111	$102,652
Other real estate owned	24,458	729	938	983	1,354	775
Other nonperforming assets	—	—	—	—	—	2,750
Total nonperforming assets	$107,605	$69,982	$70,870	$62,101	$102,465	$106,177
Percentage of nonaccrual loans to period end loans	0.83%	0.83%	0.87%	0.81%	1.12%	1.06%
Percentage of nonperforming loans to period end loans	0.86%	0.86%	0.89%	0.82%	1.42%	1.49%
Percentage of nonperforming assets to period end loans	1.11%	0.87%	0.91%	0.83%	1.43%	1.55%
Percentage of nonperforming assets to period end total assets	0.83%	0.71%	0.72%	0.63%	1.04%	1.11%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2026	2025	2024	2023	2022	2021

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$66,515	$68,178	$60,259	$79,696	$72,722	$117,368
Acquired nonaccrual loans	4,506	—	—	—	—	—
New nonaccrual loans	23,215	87,482	65,535	48,280	64,918	38,478
Resolved nonaccrual loans	13,688	89,145	57,616	67,717	57,944	83,124
Nonaccrual loans, end of period	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$64,890	$51,664	$58,158	$47,564	$68,639	$57,609
Prior charge-offs	4,682	4,740	5,009	2,349	1,775	624
Remaining principal balance	60,208	46,924	53,149	45,215	66,864	56,985
Specific reserves	3,041	739	1,299	4,983	3,566	1,574
Book value, after specific reserves	$57,167	$46,185	$51,850	$40,232	$63,298	$55,411

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2026	December 31, 2025	March 31, 2025
Net interest income	$125,780	$112,926	$104,377
less purchase accounting accretion	812	161	175
less interest income on former Vision Bank relationships	396	—	1,019
Net interest income - adjusted	$124,572	$112,765	$103,183

Provision for credit losses	$2,672	$3,849	$756
less recoveries on former Vision Bank relationships	(7)	(1)	(1,097)
Provision for credit losses - adjusted	$2,679	$3,850	$1,853

Other income	$33,728	$31,375	$25,746
less gain (loss) on sale of debt securities, net	1,084	(2,250)	—
less impact of strategic initiatives	—	(38)	(914)
less Vision related OREO valuation adjustments, net	304	—	(229)
less other service income related to former Vision Bank relationships	(202)	3	3
Other income - adjusted	$32,542	$33,660	$26,886

Other expense	$105,159	$87,777	$78,164
less core deposit intangible amortization	1,279	247	274
less Foundation contribution	—	1,000	—
less merger-related expenses related to First Citizens acquisition	15,474	1,556	—
less restructuring costs	—	989	—
less impact of strategic initiatives	362	—	—
less purchase accounting amortization	20	—	—
less direct expenses related to collection of payments on former Vision Bank loan relationships	194	175	276
Other expense - adjusted	$87,830	$83,810	$77,614

Tax effect of adjustments to net income identified above (i)	$3,135	$1,279	$(126)

Net income - reported	$41,687	$42,639	$42,157
Net income - adjusted (h)	$53,480	$47,450	$41,682

Diluted earnings per common share	$2.39	$2.63	$2.60
Diluted earnings per common share, adjusted (h)	$3.06	$2.93	$2.57

Annualized return on average assets (a)(b)	1.43%	1.68%	1.70%
Annualized return on average assets, adjusted (a)(b)(h)	1.83%	1.87%	1.68%

Annualized return on average tangible assets (a)(b)(e)	1.46%	1.71%	1.73%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.87%	1.90%	1.71%

Annualized return on average shareholders' equity (a)(b)	10.67%	12.61%	13.46%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	13.68%	14.03%	13.31%

Annualized return on average tangible equity (a)(b)(c)	12.63%	14.35%	15.44%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	16.21%	15.96%	15.27%

Efficiency ratio (g)	65.52%	60.54%	59.79%
Efficiency ratio, adjusted (g)(h)	55.55%	56.97%	59.39%

Annualized net interest margin (g)	4.80%	4.88%	4.62%
Annualized net interest margin, adjusted (g)(h)	4.76%	4.88%	4.57%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2026	December 31, 2025	March 31, 2025
AVERAGE SHAREHOLDERS' EQUITY	$1,585,084	$1,341,399	$1,270,259
Less: Average goodwill and other intangible assets	247,015	162,152	162,938
AVERAGE TANGIBLE EQUITY	$1,338,069	$1,179,247	$1,107,321

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2026	December 31, 2025	March 31, 2025
TOTAL SHAREHOLDERS' EQUITY	$1,699,759	$1,352,793	$1,279,042
Less: Goodwill and other intangible assets	302,565	161,990	162,758
TANGIBLE EQUITY	$1,397,194	$1,190,803	$1,116,284

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2026	December 31, 2025	March 31, 2025
AVERAGE ASSETS	$11,840,992	$10,069,460	$10,045,607
Less: Average goodwill and other intangible assets	247,015	162,152	162,938
AVERAGE TANGIBLE ASSETS	$11,593,977	$9,907,308	$9,882,669

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2026	December 31, 2025	March 31, 2025
TOTAL ASSETS	$12,983,967	$9,805,013	$9,886,612
Less: Goodwill and other intangible assets	302,565	161,990	162,758
TANGIBLE ASSETS	$12,681,402	$9,643,023	$9,723,854

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2026	December 31, 2025	March 31, 2025
Interest income	$154,777	$136,892	$132,200
Fully taxable equivalent adjustment	985	687	607
Fully taxable equivalent interest income	$155,762	$137,579	$132,807
Interest expense	28,997	23,966	27,823
Fully taxable equivalent net interest income	$126,765	$113,613	$104,984

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED
	March 31, 2026	December 31, 2025	March 31, 2025
Net income	$41,687	$42,639	$42,157
Plus: Income taxes	9,990	10,036	9,046
Plus: Provision for credit losses	2,672	3,849	756
Pre-tax, pre-provision net income	$54,349	$56,524	$51,959

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com